Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad
Issuances in Prospect Capital Corporation Preferred Stock Offerings Total Approximately $650 Million Across Institutional, Registered Investment Advisor, Wirehouse, Independent Private Wealth, and International Investors

NEW YORK, April 25, 2022 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today that Prospect’s preferred stock offerings (collectively, the "Preferred Stock") have reached approximately $650 million in aggregate liquidation preference issuances since the initial closing in the quarter ending December 31, 2020.
“Prospect’s preferred stock offers investors recurring cash income with a stable stated value, ongoing liquidity, management alignment, leverage caps, and over $4 billion of junior common equity credit support." said Grier Eliasek, President of Prospect. "Each of the institutional, registered investment advisor, wirehouse, independent private wealth, and international investor channels have invested in Prospect’s preferred stock."
Preferred Capital Securities LLC (“PCS”) is a securities broker dealer and the dealer manager for the ongoing offering of the Series A1, M1, and M2 Preferred Stock.
This press release is for informational purposes and is not an offer to purchase or sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The ongoing offering of the Series A1, M1, and M2 Preferred Stock is being made only by means of the prospectus supplement and the accompanying prospectus, copies of which may be obtained by writing to PCS at 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.
About Prospect Capital Corporation
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.
Caution Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.
For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702